EXHIBIT (4)(c)

      GOLDEN
               AMERICAN
     [LOGO]    LIFE INSURANCE                          DEFERRED VARIABLE
               COMPANY                                 ANNUITY CONTRACT


Golden American is a stock Company domiciled in Wilmington, Delaware
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
Annuitant                Owner
[Thomas J. Doe]          [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium          Annuity Option                Annuity Commencement Date
[$10,000]                [Life 10 Year Certain]        [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                    Contract Number
[Separate Account B  ]            [123456]
- -----------------------------------------------------------------------------


     This is a legal Contract between its Owner and us. Please read it carefully. In this Contract you or your refers to the Owner shown above. We, our or us refers to Golden American Life Insurance Company. You may allocate this Contract's Accumulation Value among the Separate Account Divisions shown in the Schedule.

     If this Contract is in force, we will make income payments to you starting on the Annuity Commencement Date. If the Owner dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. The amount of such benefits are subject to the terms of this Contract.

     ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, MAY INCREASE OR DECREASE, DEPENDING ON THE CONTRACT'S INVESTMENT RESULTS.

     RIGHT TO EXAMINE THIS CONTRACT: You may return this Contract to us or the agent through whom you purchased it within 10 days after you receive it. If so returned, we will treat the Contract as though it were never issued. Upon receipt we will promptly refund the Accumulation Value plus any charges we have deducted as of the date the returned Contract is received by us.




     Customer Service Center                           Secretary:
     1475 Dunwoody Drive
	 West Chester, PA  19380-1478
	                                                   President:

- -----------------------------------------------------------------------------
DEFERRED VARIABLE ANNUITY CONTRACT - NO DIVIDENDS

     Variable Cash Surrender Values while the Annuitant and Owner is living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial Withdrawal Option. Non-participating. Investment results reflected in values.


GA-IA-1008-04/95

                               CONTRACT CONTENTS
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SPECIFICATION PAGES

  Payment and Investment Information ................  3A
  The Separate Accounts .............................  3B
  The General Account ...............................  3C
  Contract Facts ....................................  3D
  Charges and Fees...................................  3E
  Income Plan Factors ...............................  3F

INTRODUCTION TO THIS CONTRACT .......................   4

  The Contract
  The Owner
  The Annuitant
  The Beneficiary
  Change of Owner or Beneficiary

PREMIUM PAYMENTS AND ALLOCATION CHANGES .............   6

  Initial Premium Payment
  Additional Premium Payment Option
  Your Right to Change Allocation of
    Accumulation Value
  What Happens if a Separate Account Division is Not Available

HOW WE MEASURE THE CONTRACT'S
 ACCUMULATION VALUE .................................   7

  The Separate Accounts
  The General Account
  Valuation Period
  Accumulation Value
  Accumulation Value in each Division
  Measurement of Investment Experience
  Charges Deducted from Accumulation Value on each Contract Processing Date

YOUR CONTRACT BENEFITS ..............................  11

  Cash Value Benefit
  Partial Withdrawal Option
  Proceeds Payable to the Beneficiary

CHOOSING AN INCOME PLAN .............................  13

  Annuity Benefits
  Annuity Commencement Date Selection
  Frequency Selection
  The Income Plan
  The Annuity Options
  Payments When Named Person Dies

OTHER IMPORTANT INFORMATION .........................  15

  Sending Notice to Us
  Reports to Owner
  Assignment - Using this Contract as
    Collateral Security
  Changing this Contract
  Contract Changes - Applicable Tax Law
  Misstatement of Age or Sex
  Non-Participating
  Payments We May Defer
  Authority to Make Agreements
  Required Note on Our Computations


     A copy of any application and any additional Riders and Endorsements are at the back of this Contract.

SPECIFICATION PAGES

     The Specification Pages give specific facts about this Contract and its coverage. Please refer to them while reading this Contract.



GA-IA-1008-04/95                       2

                                  THE SCHEDULE

                       PAYMENT AND INVESTMENT INFORMATION
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
Annuitant                Owner
[Thomas J. Doe]          [John Q. Public]
- -----------------------------------------------------------------------------
Annuitant's Issue Age    Annuitant's Sex               Owner's Issue Age
[35]                     [Male]                        [55]
- -----------------------------------------------------------------------------
Initial Premium          Annuity Option                Annuity Commencement Date
[$10,000]                [Life 10 Year Certain]        [January 1, 2053]
- -----------------------------------------------------------------------------
Contract Date            Issue Date                    Residence State
[January 1, 1994]        [January 1, 1994]             [Delaware]
- -----------------------------------------------------------------------------
Separate Account(s)                                    Contract Number
[Separate Account B  ]            [123456]
- -----------------------------------------------------------------------------

Initial Investment

     Initial Premium Payment received:            [$10,000]

     As requested in the application, your Accumulation Value has been invested as follows:

                                             Percentage of
                     Division               Accumulation Value
                     --------               ------------------
               [Multiple Allocation               10%
                   Fully Managed                  10%
               Capital Appreciation               10%
                 Rising Dividends                 10%
                    All-Growth                    10%
                    Real Estate                    5%
                 Natural Resources                 5%
                 Emerging Markets                  5%
            The Managed Global Account             5%
               Limited Maturity Bond               5%
                   Liquid Asset                    5%
                   Value Equity                    5%
                  Fixed Interest                   5%
		     1-Year Guarantee Period               5%
			 3-Year Guarantee Period               5%
                                               --------
                       Total                     100%





GA-IA-1008-04/95                       3A1

                                  THE SCHEDULE

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
Annuitant                Owner
[Thomas J. Doe]          [John Q. Public]
- -----------------------------------------------------------------------------
Annuitant's Issue Age    Annuitant's Sex               Owner's Issue Age
[35]                     [Male]                        [55]
- -----------------------------------------------------------------------------
Initial Premium          Annuity Option                Annuity Commencement Date
[$10,000]                [Life 10 Year Certain]        [January 1, 2053]
- -----------------------------------------------------------------------------
Contract Date            Issue Date                    Residence State
[January 1, 1994]        [January 1, 1994]             [Delaware]
- -----------------------------------------------------------------------------
Separate Account(s)                                    Contract Number
[Separate Account B  ]            [123456]
- -----------------------------------------------------------------------------

ADDITIONAL PREMIUM PAYMENT INFORMATION

     We will accept additional premium payments until either the Annuitant or the Owner reaches the Attained Age of [85]. The minimum additional payment which may be made is [$500.00].


ACCUMULATION VALUE ALLOCATION RULES

     The maximum number of Divisions in which you may be invested at any one time is [twelve]. You are allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge for any allocation change in excess of [twelve] per Contract Year. The Excess Allocation Charge is shown in the Schedule.

ALLOCATION CHANGES BY TELEPHONE

     You may request allocation changes by telephone during our telephone request business hours. You may call our Customer Service Center at 1-800-366-0066 to make allocation changes by using the personal identification number you will receive. You may also mail any notice or request for allocation changes to our Customer Service Center at the address shown on the cover page.


GA-IA-1008-04/95                       3A2

                                  THE SCHEDULE

                              THE SEPARATE ACCOUNTS
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
Annuitant                Owner
[Thomas J. Doe]          [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium          Annuity Option                Annuity Commencement Date
[$10,000]                [Life 10 Year Certain]        [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                    Contract Number
[Separate Account B  ]            [123456]
- -----------------------------------------------------------------------------


DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

     Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of Delaware, our state of domicile. The Account is divided into Divisions.

     Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust (the "Trust") managed by Directed Services, Inc.


ALL-GROWTH          ALL-GROWTH SERIES
DIVISION            Portfolio Manager - Pilgrim Baxter & Associates, Ltd.

CAPITAL             CAPITAL APPRECIATION SERIES
APPRECIATION        Portfolio Manager - INVESCO (NY), Inc.
DIVISION

DEVELOPING          DEVELOPING WORLD SERIES
WORLD DIVISION      Portfolio Manager - Baring International Investment
                                        Limited

GROWTH              GROWTH OPPORTUNITIES SERIES
OPPORTUNITIES       Portfolio Manager - Montgomery Asset Management, LLC
DIVISION

FULLY               FULLY MANAGED SERIES
MANAGED             Portfolio Manager - T. Rowe Price Associates, Inc.
DIVISION

MULTIPLE            MULTIPLE ALLOCATION SERIS
ALLOCATION          Portfolio Manager - Zweig Advisors Inc.
DIVISION

RISING              RISING DIVIDENDS SERIES
DIVIDENDS           Portfolio Manager - Kayne Anderson Investment
DIVISION                                Management, LLC

STRATEGIC           STRATEGIC EQUITY SERIES
EQUITY              Portfolio Manager - Zweig Advisors Inc.
DIVISION

VALUE               VALUE EQUITY SERIES
EQUITY              Portfolio Manager - Eagle Asset Management, Inc.
DIVISION



GA-IA-1008-04/95                      3Bl

                                  THE SCHEDULE

                             THE SEPARATE ACCOUNTS
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
Annuitant                Owner
[Thomas J. Doe]          [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium          Annuity Option                Annuity Commencement Date
[$10,000]                [Life 10 Year Certain]        [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                    Contract Number
[Separate Account B  ]            [123456]
- -----------------------------------------------------------------------------


EMERGING         EMERGING MARKETS SERIES
MARKETS          Portfolio Manager - J. P. Morgan Investment Management Inc.
DIVISION

GLOBAL           GLOBAL FIXED INCOME PORTFOLIO
FIXED            Portfolio Manager - Baring Investment Limited International
INCOME
DIVISION

GROWTH AND       GROWTH AND INCOME PORTFOLIO
INCOME           Portfolio Manager - Robertson, Stephens & Company Investment
DIVISION         Manager, L. P.

HARD             HARD ASSETS SERIES
ASSETS           Portfolio Manager - Van Eck Associates Corporation
DIVISION

LIMITED          LIMITED MATURITY BOND SERIES
MATURITY         Portfolio Manager - ING Investment Management, LLC
BOND
DIVISION

LIQUID           LIQUID ASSET SERIES
ASSET            Portfolio Manager - ING Investment Management, LLC
DIVISION

MANAGED          MANAGED GLOBAL SERIES
GLOBAL           Portfolio Manager - Putnam Investment Management, Inc.
DIVISION

MID-CAP          MID-CAP GROWTH SERIES
GROWTH           Portfolio Manager - Massachusetts Financial Services Co.
DIVISION

REAL             REAL ESTATE SERIES
ESTATE           Portfolio Manager - EII Realty Securities, Inc.
DIVISION

RESEARCH         RESEARCH PORTFOLIO
DIVISION         Portfolio Manager - Massachusetts Financial Services Co.

SMALL            SMALL CAP SERIES
CAP              Portfolio Manager - Fred Alger Management, Inc.
DIVISION


GA-IA-1008-04/95                       3B2

                                  THE SCHEDULE

                             THE SEPARATE ACCOUNTS
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
Annuitant                Owner
[Thomas J. Doe]          [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium          Annuity Option                Annuity Commencement Date
[$10,000]                [Life 10 Year Certain]        [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                    Contract Number
[Separate Account B  ]            [123456]
- -----------------------------------------------------------------------------

TOTAL            TOTAL RETURN PORTFOLIO
RETURN           Portfolio Manager - Massachusetts Financial Services Co.
DIVISION

VALUE +          VALUE + GROWTH PORTFOLIO
GROWTH           Portfolio Manager - Robertson, Stephens & Company
DIVISION                             Investment Management, L. P.

  NOTE: PLEASE REFER TO THE PROSPECTUSES FOR THE CONTRACT AND THE GCG TRUST FOR MORE DETAILS.

Each Division below invests in shares of the mutual fund portfolio (the "Portfolio") designated. Each portfolio is a part of the PIMCO Trust managed by Pacific Investment Management Company ("PIMCO").

HIGH YIELD       HIGH YIELD BOND PORTFOLIO
BOND             Portfolio Manager - PIMCO.
DIVISION

STOCKSPLUS       STOCKSPLUS GROWTH AND INCOME PORTFOLIO
GROWTH AND       Portfolio Manager - PIMCO
INCOME
DIVISION


GA-IA-1008-04/95                      3B3

                                  THE SCHEDULE

                               THE GENERAL ACCOUNT
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
Annuitant                   Owner
[Thomas J. Doe]             [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium             Annuity Option            Annuity Commencement Date
[$10,000]                   [Life 10 Year Certain]    [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                   Contract Number
[Separate Account B  ]           [123456]
- -----------------------------------------------------------------------------

GUARANTEED DIVISION

     [Fixed Interest Division

     The Fixed Interest Division provides a minimum of 3% annual interest rate. At our sole discretion, we may periodically declare higher interest rates. Such rates will apply to periods following the date of declaration. Any such declaration will be by class and will be based on our future expectations.

     Limitations on Allocations

     We reserve the right to restrict allocations into the General Account. Such limits may be dollar restrictions on allocations into the General Account or we may restrict reallocations into the General Account.

     Guarantee Periods

     Each allocation to the Fixed Interest Division will be guaranteed an interest rate for the entire Initial Guaranteed Period elected. We currently offer Initial Guarantee Periods of one, three, five, seven and ten years. The Initial Guarantee Period starts on the day an allocation is made to the Fixed Interest Division and ends on the last day of the calendar month following one, three, five, seven or ten years as appropriate, the Maturity Date.

     At the end of a Guarantee Period, you may transfer the Accumulation Value in such Guarantee Period to the Divisions or to a Guarantee Period we then offer. If we do not receive notification by the Maturity Date, your Accumulation Value in the maturing Guarantee Period will automatically be transferred to a one year Guarantee Period. Upon such automatic transfer you will have thirty days to reallocate any of your Accumulation Value to the Divisions.

     Deductions for Charges

     We do not deduct the Mortality and Expense Charge and the Asset-Based Administrative Charge with respect to that amount of Accumulation Value allocated to the Fixed Interest Division while such Accumulation Value remains allocated to the Fixed Interest Division.

     Transfers from the Fixed Interest Division

     You may transfer your Accumulation Value from a Guarantee Period to the Divisions of Separate Account B or Separate Account D (the "Divisions"), or to a different Guarantee Period, subject to the following restrictions:

     The maximum amount which may be transferred from the Fixed Interest Division during a Contract Year is 15% of the Accumulation Value in your Fixed Interest Division. In addition, no more than 15% of the Accumulation Value allocated to a particular Guarantee Period may be transferred during any one year period beginning on the date such allocation was initially allocated or transferred to such Guarantee Period. On a Maturity Date, 100% of the Accumulation Value in the maturing Guarantee Period may be transferred.]

GA-IA-1008-04/95                  3C1

                                  THE SCHEDULE

- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
Annuitant                   Owner
[Thomas J. Doe]             [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium             Annuity Option            Annuity Commencement Date
[$10,000]                   [Life 10 Year Certain]    [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                   Contract Number
[Separate Account B  ]           [123456]
- -----------------------------------------------------------------------------

GUARANTEED DIVISION (continued)

     [We currently require that an amount allocated to a one year Guarantee Period not be transferred until held in such Guarantee Period for at least one year, except pursuant to our published rules. This means that amounts allocated to a one year Guarantee Period cannot be transferred prior to the end of the Guarantee Period. We reserve the right to have such a requirement for other Guarantee Periods as well. We also reserve the right not to allow amounts previously transferred from the Fixed Interest Division to the Divisions to be transferred back to the Fixed Interest Division for a period of at least six months from the date of transfer.

     We reserve the right to reduce the amount otherwise available for transfer from the Fixed Interest Division by any amounts previously withdrawn from the Fixed Interest Division.

     Systematic Withdrawals

     Up to the interest earned in the prior month or quarter may be withdrawn monthly or quarterly, depending whether you have chosen a monthly or quarterly frequency, respectively.

     Conventional Partial Withdrawals

     Amounts withdrawn from a Fixed Interest Division may be subject to surrender charge if such amounts cause the total amount withdrawn from the Contract in a Contract Year to exceed 15% of the Contract's Accumulation Value.]

GA-IA-1008-04/95                   3C2

                                  THE SCHEDULE

                                 CONTRACT FACTS
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
Annuitant                   Owner
[Thomas J. Doe]             [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium             Annuity Option            Annuity Commencement Date
[$10,000]                   [Life 10 Year Certain]    [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                   Contract Number
[Separate Account B  ]           [123456]
- ----------------------------------------------------------------------------

CONTRACT PROCESSING DATES

     The Contract Processing Dates are the days when we deduct charges from the Accumulation Value. The Contract Processing Date for your Contract is [April 1] of each year.

CONTRACT PROCESSING PERIODS

     The period between successive Contract Processing Dates unless it is the first Contract Processing Period. In that case, it is the period from the Contract Date to the first Contract Processing Date.

SPECIALLY DESIGNATED DIVISION

     When a distribution is made from an investment portfolio underlying a Separate Account Division or from a Division of a managed Separate Account in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

     [The maximum amount that can be withdrawn in a Contract Year without being considered an Excess Partial Withdrawal is 15% of the Accumulation Value as of the date of the withdrawal. We will collect a Surrender Charge for Excess Partial Withdrawals. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value.

     Conventional Partial Withdrawals

     Minimum Withdrawal Amount:                 $1,000

     Systematic Partial Withdrawals

     Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date.
     Systematic Partial Withdrawals may be taken on a monthly or quarterly basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

          Minimum Withdrawal Amount:           $100.00
          Maximum Percentage:                  1.25% Monthly or 3.75% Quarterly]

GA-IA-1008-04/95                      3D1

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
Annuitant                   Owner
[Thomas J. Doe]             [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium             Annuity Option            Annuity Commencement Date
[$10,000]                   [Life 10 Year Certain]    [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                   Contract Number
[Separate Account B  ]           [123456]
- -----------------------------------------------------------------------------

Death Benefit

IF DEATHBEN="1": The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and
(iv) the sum of premiums paid, less any partial withdrawals.

IF DEATHBEN="2": The Death Benefit is the greatest of (i) the Accumulation Value, (ii) the Guaranteed Death Benefit, (iii) the Cash Surrender Value, and
(iv) the sum of premiums paid, less any partial withdrawals.

IF DEATHBEN="3": The Death Benefit is the greater of (i) the Cash Surrender Value, (ii) the Accumulation Value, and (iii) the sum of the premiums paid, less any Partial Withdrawals.

Guaranteed Death Benefit

[On the Contract Date, the Guaranteed Death Benefit is the Initial Premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

Option 1:

     (1) Start with the Guaranteed Death Benefit from the prior Valuation Date;

     (2) Calculate interest on (1) if the Owner is living (the Annuitant if the Owner is not an individual) for the current Valuation Period at the Guaranteed Death Benefit Interest Rate;

     (3) Add (1) and (2);

     (4) Add any additional premiums paid during the current Valuation Period to
     (3);

     (5) Subtract Partial Withdrawals made during the current Valuation Period from (4);

Each accumulated initial or additional premium payment, reduced by any Partial Withdrawals (including any associated Market Value Adjustment and Surrender Charge incurred) allocated to such premium, will continue to grow at the Guaranteed Death Benefit Interest Rate until reaching its Maximum Guaranteed Death Benefit.

Guaranteed Death Benefit Interest Rate

The Guaranteed Death Benefit is accumulated at a rate of 7% compounded annually, except:

     (1) Amounts in the Liquid Asset Division are accumulated at the net rate of return for the Liquid Asset Division during the current Valuation Period if less than 7%; and

     (2) Amounts in Limited Maturity Bond Division are accumulated at the net rate of return for the Limited Maturity Bond Division during the current Valuation Period if less than 7%; and

     (3) Amounts in a Fixed Allocation are accumulated at the interest rate being credited to such Fixed Allocation during the current Valuation Period if less than 7%.

MAXIMUM GUARANTEED DEATH BENEFIT

The Maximum Guaranteed Death Benefit is initially equal to two times the initial or additional premium paid. Thereafter, the Maximum Guaranteed Death Benefit as of the effective date of a partial withdrawal is reduced first by the amount of any partial withdrawal representing earnings and second in proportion to the reduction in Accumulation Value for any partial withdrawal representing premium (in each case, including any Surrender Charge). If withdrawals do not exceed
7% of premium paid in a Contract Year, and did not exceed 7% of premiums paid in any prior Contract Year, the Maximum Guaranteed Death Benefit will be reduced only by the amount of such withdrawals. Once withdrawals exceed 7% in a Contract Year all withdrawals of premium will be treated as proportional in relation to the amount of Accumulation Value for any Partial Withdrawal (including any Surrender Charge incurred).

GA-IA-1008-04/95                   3D2

                                  THE SCHEDULE

- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
Annuitant                   Owner
[Thomas J. Doe]             [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium             Annuity Option            Annuity Commencement Date
[$10,000]                   [Life 10 Year Certain]    [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                   Contract Number
[Separate Account B  ]           [123456]
- -----------------------------------------------------------------------------


[Option 2:

     (1)  Start with the Guaranteed Death Benefit from the prior Valuation Date;

     (2) Add to (1) any additional premium paid since the prior Valuation Date and subtract from (1) any Partial Withdrawals taken since the prior Valuation Date;

     (3) On a Valuation Date which occurs through the Certificate Year in which the Certificateowner's Attained Age is 80 and which is also a Certificate Anniversary, if the Owner is living (the Annuitant if the Owner is not an individual), we set the Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date. On all other Valuation Dates, the Guaranteed Death Benefit is equal to (2).]

Option 3:

     (1)  Start with the Guaranteed Death Benefit from the prior Valuation Date;

     (2) Add any additional premiums paid during the current Valuation Period to (1);

     (3) Subtract any Partial Withdrawals made during the current Valuation Period from (2).]

GA-IA-1008-04/95                     3D3

                                  THE SCHEDULE

- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
Annuitant                   Owner
[Thomas J. Doe]             [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium             Annuity Option            Annuity Commencement Date
[$10,000]                   [Life 10 Year Certain]    [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                   Contract Number
[Separate Account B  ]           [123456]
- -----------------------------------------------------------------------------

     Change of Owner

     [When the ownership changes, the new Owner's age at the time of the change will be used as the basis for the death benefit. The new Owner's death will determine when a death benefit is payable.

     IF DEATHBEN="1": If the new Contractowner's age is less than or equal to 75, the Guaranteed Death Benefit Option in effect prior to the change of Contractowner will remain in effect. If the new Contractowner's age is greater than 75, the Guaranteed Death Benefit will be zero and the Death Benefit shall be the greatest of the Cash Surrender Value, the Accumulation Value, and the sum of the premiums paid, less any Partial Withdrawals.

     IF DEATHBEN="2": If the new Contractowner's age is less than or equal to 79, the Guaranteed Death Benefit Option in effect prior to the change of Contractowner will remain in effect. If the new Contractowner's age is greater than 79, the Guaranteed Death Benefit will be zero and the Death Benefit shall be the greater of Cash Surrender Value, the Accumulation Value, and the sum of premiums paid, less any Partial Withdrawals.

     IF DEATHBEN="3": The Guaranteed Death Benefit Option after the change of Contractowner will remain the same as before the change.]

CHOOSING AN INCOME PLAN

     Required Date of Annuity Commencement

     [The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's [9Oth] birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration. In applying the Accumulation Value, we may first collect any Premium Taxes due us.]

     Minimum Annuity Income Payment

     The minimum monthly annuity income payment that we will make is [$20].

     Optional Benefit Riders - [None.]

ATTAINED AGE

     The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

GA-IA-1008-04/95                    3D4

                                  THE SCHEDULE
                                CHARGES AND FEES
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
Annuitant                   Owner
[Thomas J. Doe]             [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium             Annuity Option            Annuity Commencement Date
[$10,000]                   [Life 10 Year Certain]    [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                   Contract Number
[Separate Account B  ]           [123456]
- -----------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

     [None.]

DEDUCTIONS FROM ACCUMULATION VALUE


     Initial admistrative Charge

     [None.]


     Administrative Charge

     [We charge [$40] to cover a portion of our ongoing administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period. At the time of deduction, this charge will be waived if:

          (1) The Accumulation Value is at least $100,000; or

          (2) The sum of premiums paid to date is at least $100,000.]

     Excess Allocation Charge

     Currently none, however, we reserve the right to charge [$25] for a change if you make more than [twelve] allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

     Surrender Charge - A Surrender Charge is imposed as a percentage of premium if the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a premium payment was made. The Surrender Charge expressed as a percentage of each premium payment is as follows:

             Complete Years Elapsed                   Surrender
              Since Premium Payment                    Charges
              ---------------------                    -------

                      [0                                 7%
                       1                                 7%
                       2                                 6%
                       3                                 5%
                       4                                 4%
                       5                                 3%
                       6                                 1%
                       7+                                0%]

For the purpose of calculating the Surrender Charge for an Excess Partial Withdrawal; a) we treat premiums as being withdrawn on a first-in, first-out basis, and b) amounts withdrawn which are not considered an Excess Partial Withdrawal are not considered a withdrawal of any premium payments.

GA-IA-1008-04/95                       3E1

                                  THE SCHEDULE

- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
Annuitant                   Owner
[Thomas J. Doe]             [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium             Annuity Option            Annuity Commencement Date
[$10,000]                   [Life 10 Year Certain]    [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                   Contract Number
[Separate Account B  ]           [123456]
- -----------------------------------------------------------------------------

     [Premium Taxes - We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

     We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.]

     Deductions from the Divisions

     Mortality and Expense Risk Charge - [We deduct [0.003863%] of the assets in the Separate Account Division on a daily basis (equivalent to an annual rate of [1.40%]) for mortality and expense risks. This charge is not deducted from the Fixed Account values.]

     Asset Based Administrative Charge - [We deduct 0.000411% of the assets in each Separate Account Division on a daily basis (equivalent to an annual rate of 0.15%) to compensate us for a portion of our ongoing administrative expenses.]

CHARGE DEDUCTION DIVISION

     [All charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].]

GA-IA-1008-04/95                     3E2

                                  THE SCHEDULE

                               INCOME PLAN FACTORS
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
Annuitant                   Owner
[Thomas J. Doe]             [John Q. Public]
- -----------------------------------------------------------------------------
Initial Premium             Annuity Option            Annuity Commencement Date
[$10,000]                   [Life 10 Year Certain]    [January 1, 2053]
- -----------------------------------------------------------------------------
Separate Account(s)                                   Contract Number
[Separate Account B  ]           [123456]
- -----------------------------------------------------------------------------

[Values for other payment periods, ages, or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

    Fixed Period     Monthly   Fixed Period   Monthly  Fixed Period   Monthly
        of Years     Income        of Years   Income       of Years   Income
    ------------     --------  ------------   -------  ------------   -------

                                   11          $8.88       21         $5.33
          2          $42.96        12           8.26       22          5.16
          3           29.06        13           7.73       23          5.00
          4           22.12        14           7.28       24          4.85
          5           17.95        15           6.89       25          4.72
          6           15.18        16           6.54       26          4.60
          7           13.20        17           6.24       27          4.49
          8           11.71        18           5.98       28          4.38
          9           10.56        19           5.74       29          4.28
         10            9.64        20           5.53       30          4.19



                           TABLE FOR INCOME FOR LIFE

                  Male/Female            Male/Female          Male/Female
Age          10 Years Certain       20 Years Certain       Refund Certain
- ---          ----------------       ----------------       --------------

50             $4.53/4.19               $4.38/4.13           $4.40/4.12
55              4.93/4.52                4.68/4.40            4.74/4.42
60              5.45/4.96                4.99/4.72            5.16/4.79
65              6.11/5.52                5.30/5.07            5.75/5.29
70              6.91/6.26                5.54/5.40            6.52/5.97
75              7.79/7.18                5.68/5.62            7.33/6.74
80              8.61/8.18                5.75/5.73            8.61/7.90
85 & Over       9.24/9.01                5.77/5.76           10.43/9.50]

GA-IA-1008-04/95                       3F

                         INTRODUCTION TO THIS CONTRACT
- -----------------------------------------------------------------------------

THE CONTRACT

     This is a legal Contract between you and us. We provide benefits as stated in this Contract. In return, you supply us with the Initial Premium Payment required to put this Contract in effect.

     This Contract, together with any Riders or Endorsements, constitutes the entire Contract. Riders and endorsements add provisions or change the terms of the basic Contract.

THE OWNER

     You are the Owner of this Contract. You are also the Annuitant unless another Annuitant has been named in the application and is shown in the Schedule. You have the rights and options described in this Contract, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

     One or more people may own this Contract. If there are multiple Owners named, the age of the oldest Owner shall be used to determine the applicable death benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the death benefit provision (if there is no Contingent Annuitant), and the Annuitant's age will determine the applicable death benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the Annuity Commencement Date, the surviving Owner(s) shall be deemed as the Beneficiary(ies).

THE ANNUITANT

     The Annuitant is the measuring life of the Annuity Benefits provided under this Contract. You may name a Contingent Annuitant. The Annuitant may not be changed during the Annuitant's lifetime.

     If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

     The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Death Benefit Proceeds for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case death benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.

     One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

     You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise the rights and options under this Contract.

GA-IA-1008-04/95                      4

- -----------------------------------------------------------------------------

CHANGE OF OWNER OR BENEFICIARY

     During your lifetime and while this Contract is in effect you can transfer ownership of this Contract or change the Beneficiary. To make any of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A Change of Owner may affect the amount of death benefit payable under this Contract. See Proceeds Payable to Beneficiary.

GA-IA-1008-04/95                    5

                     PREMIUM PAYMENTS AND ALLOCATION CHARGES
- -----------------------------------------------------------------------------

INITIAL PREMIUM PAYMENT

     The Initial Premium Payment is required to put this Contract in effect. The amount of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENT OPTION

     You may make additional premium payments under this Contract after the end of the free look period. Restrictions on additional premium payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional premium payments.

     As of the date we receive and accept your additional premium payment:

          (1) The Accumulation Value will increase by the amount of the premium payment less any premium deductions as shown in the Schedule.

          (2) The increase in the Accumulation Value will be allocated among the Separate and General Account Divisions in accordance with your instructions. If you do not provide such instructions, allocation will be among the Separate and General Account Divisions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept your additional premium payment. Some General Account Divisions may have restrictions on allocations. See the Schedule.

     Where to Make Payments

     Remit the premium payments to our Customer Service Center at the address shown on the cover page. On request we will give you a receipt signed by our treasurer.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

     You may change the allocation of the Accumulation Value among the Divisions after the end of the free look period. The number of free allocation changes each year that we will allow is shown in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Customer Service Center. The change will take effect when we receive the notice. Some General Account Divisions may have restrictions on reallocations. See the Schedule.

WHAT HAPPENS IF A SEPARATE ACCOUNT DIVISION IS NOT AVAILABLE

     When a distribution is made from an investment portfolio supporting a unit investment trust Separate Account Division or from a Division of a managed Separate Account in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

     Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocations permitted.

GA-IA-1008-04/95                   6

                HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE
- -----------------------------------------------------------------------------

     The variable Annuity Benefits under this Contract are provided through investments which may be made in our Separate Accounts.

THE SEPARATE ACCOUNTS

     These accounts, which are designated in the Schedule, are kept separate from our General Account and any other Separate Accounts we may have. They are used to support Variable Annuity Contracts and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct; but, we may transfer to our General Account assets which exceed the reserves and other liabilities of the Separate Accounts. Income and realized and unrealized gains or losses from assets in these Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

     One type of Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for this Contract's purposes. This Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. This Separate Account is also governed by state law as designated in the Schedule. The trust may offer non-registered series.

     Another type of Separate Account will invest directly in portfolio securities deemed appropriate by the investment adviser or the committee managing a Separate Account. This Separate Account is treated as an open end, diversified management investment company under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940. This Separate Account is also governed by state laws as designated in the Schedule. We may offer certain non-registered Series or Separate Accounts. Any such Series or Separate Account is shown in the Schedule.

     Separate Account Divisions

     A unit investment trust Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios in which they invest, if applicable, are specified in the Schedule. Some of the portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

     A managed Separate Account includes Divisions, each investing directly in portfolios of securities designed to meet the objectives of the Division. The Divisions, if applicable, and their objectives are specified in the Schedule. Some of the Divisions designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

     Changes Within the Separate Accounts

     We may, from time to time, make additional Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for this Contract. We also have the right to eliminate Divisions from a Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio or Division no longer suits the purposes of this Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We will get prior approval from the insurance department of our state of domicile before making such a substitution. This approval process is on file with the insurance department of the jurisdiction in which this Contract is delivered. We will also get any required approval from the SEC and any other required approvals before making such a substitution.

     Subject to any required regulatory approvals, we reserve the right to transfer assets of the Separate Account, which we determine to be associated with the class of Contracts to which this Contract belongs, to another Separate Account or Division.

GA-IA-1008-04/95                    7

- -----------------------------------------------------------------------------

     When permitted by law, we reserve the right to:

          (1) deregister a Separate Account under the Investment Company Act of 1940;

          (2) operate a Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;

          (3) operate a Separate Account as a unit investment trust under the Investment Company Act of 1940, if it is operating as a managed Separate Account;

          (4) restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to a Separate Account; and,

          (5)  combine a Separate Account with other Separate Accounts.

THE GENERAL ACCOUNT

     The General Account contains all assets of the company other than those in the Separate Accounts we establish. The General Account Divisions available for investment are shown in the Schedule. We may, from time to time, offer other Divisions where assets are held in our General Account.

VALUATION PERIOD

     Each Division will be valued at the end of each Valuation Period on a Valuation Date. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

     The Accumulation Value of this Contract is the sum of the amounts in each of the Separate and General Account Divisions. You select the Separate and General Account Divisions to which to allocate the Accumulation Value. The maximum number of Divisions to which the Accumulation Value may be allocated at any one time is shown in the Schedule.

ACCUMULATION VALUE IN EACH DIVISION


     On the Contract Date

     On the Contract Date, the Accumulation Value is allocated to each Division as shown in the Schedule.

     On each Valuation Date

     At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division will be calculated as follows:

          (1) We take the Accumulation Value in the Division at the end of the preceding Valuation Period.

          (2) We multiply (1) by the Division's Net Rate of Return for the current Valuation Period.

          (3)  We add (1) and (2).

          (4) We add to (3) any additional premium payments (less any premium deductions as shown in the Schedule) allocated to the Division during the current Valuation Period.

          (5) We add or subtract allocations to or from that Division during the current Valuation Period.

          (6) We subtract from (5) any Partial Withdrawals which are allocated to the Division during the current Valuation Period.

GA-IA-1008-04/95                   8

- -----------------------------------------------------------------------------

          (7)  We subtract from (6) the amounts allocated to that Division for:

               (a) any charges due for Optional Benefit Riders as shown in the Schedule;

               (b)  any Contract fees as shown in the Schedule;

     All amounts in (7) are allocated to each Division in the proportion that
     (6) bears to the Accumulation Value unless the Charge Deduction Division has been specified (See the Schedule).

MEASUREMENT OF INVESTMENT EXPERIENCE

     Index of Investment Experience

     The Investment Experience of a Separate Account Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the lndex at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

     How We Determine the Experience Factor

     For Divisions of a unit investment trust Separate Account the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

          (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.

          (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

          (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

          (4) We subtract the daily Mortality and Expense Risk Charge for each Division shown in the Schedule for each day in the Valuation Period.

          (5) We subtract the daily Asset Based Administrative Charge shown in the Schedule for each day in the Valuation Period.

     For Divisions of a managed Separate Account which invest directly in portfolio securities the Experience Factor reflects the Investment Experience of the Division as well as the charges assessed against the Division. The factor is calculated as follows:

          (1) Take the value of the assets in the Division at the end of the preceding Valuation Period.

          (2) Add to (1) any investment income and capital gains, realized or unrealized, credited to the assets during the current Valuation Period.

          (3) Subtract from (2) any capital losses, realized or unrealized, charged against the assets during the current Valuation Period.

          (4) Subtract from (3) any amount charged against the Division for any taxes.

          (5) Divide (4) by the value of the assets in the Division at the end of the preceding Valuation Period.

          (6) Subtract from (5) a daily charge for operating expenses actually incurred.

          (7) Subtract from (6) the daily charge for investment advice for each day in the Valuation Period as shown in the Schedule.

          (8) Subtract from (7) the daily charge for mortality and expense risks for each day in the Valuation Period as shown in the Schedule.

          (9) Subtract from (8) the daily Asset Based Administrative Charge for each day in the Valuation Period as shown in the Schedule.

     Calculations for Divisions investing in mutual fund portfolios are made on a per share basis. Calculations for Divisions investing in unit investment trusts are on a per unit basis.

GA-IA-1008-04/95                         9

- -----------------------------------------------------------------------------

     Net Rate of Return for a Separate Account Division

     The Net Rate of Return for a Separate Account Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

     Net Rate of Return for a General Account Division

     The Net Rate of Return for a General Account Division during a Valuation Period is the rate for the number of days in the Valuation Period equivalent to the effective annual rate declared for that Division.

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CONTRACT PROCESSING DATE

     Expense charges and fees are shown in the Schedule.

     Charge Deduction Division Option

     We will deduct all charges against the Accumulation Value of this Contract from the Charge Deduction Division if you elected this Option on the application (see the Schedule) We will deduct these charges proportionately from all of the Divisions in which you are invested if you did not elect this Option or if the charges are greater than the amount in the Charge Deduction Division.

     At any time while this Contract is in effect, you may change your election of this Option. To do this you must send us a written request to our Customer Service Center. Any change will take effect within seven days of the date we receive your request.

GA-IA-1008-04/95                        10

                             YOUR CONTRACT BENEFITS
- -----------------------------------------------------------------------------

     While this Contract is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

     Cash Surrender Value

     The Cash Surrender Value, while the Annuitant is living and before the Annuity Commencement Date, is determined as follows:

          (1)  We take the Contract's Accumulation Value;

          (2)  We deduct any Surrender Charges;

          (3) We deduct any charges shown in the Schedule that have been incurred but not yet deducted, including:

               (a) any first year administrative fee that has not yet been deducted;

               (b) any quarterly administrative fee to be deducted on the next Contract Processing Date;

               (c) the pro rata part of any charges for Optional Benefit Riders; and

               (d)  any applicable premium or similar tax.

     Cancelling to Receive the Cash Surrender Value

     At any time while the Annuitant is living and before the Annuity Commencement Date, you may surrender this Contract to us. To date this, you must return this Contract with a signed request for cancellation to our Customer Service Center.

     The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Contract and your signed request in our Customer Service Center. All benefits under this Contract will then end.

     We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

     After the first Contract Anniversary, you may make a Partial Withdrawal once in each Contract Year without incurring a Partial Withdrawal Charge. Any additional Partial Withdrawals in a Contract Year are subject to a Partial Withdrawal Charge. The minimum amount that may be withdrawn is shown in the Schedule. The maximum amount that may be withdrawn is determined by multiplying the Cash Surrender Value by the maximum withdrawal percentage factor shown in the Schedule. Any withdrawal you make will not be treated as premium only for the purposes of calculating the deferred charges against the Accumulation Value. To take a Partial Withdrawal, you must provide us with satisfactory notice at our Customer Service Center.

PROCEEDS PAYABLE TO THE BENEFICIARY

     Prior to the Annuity Commencement Date

     If the sole Owner dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit. If there are joint Owners and any Owner dies, we will pay the surviving Owners the death benefit. We will pay the amount on receipt of due proof of the Owner's death at our Customer Service Center. Such amount may be received in a single ]ump sum or applied to any of the Annuity Options (see Choosing an Income Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the death benefit will become payable on the death of the Annuitant prior to the Annuity Commencement Date (unless a Contingent Annuitant survived the Annuitant). Only one death benefit is payable under this Contract. In all events, distributions under the Contract must be made as required by applicable law.

GA-IA-1008-04/95                        11

- -----------------------------------------------------------------------------

     How to Claim Payments to Beneficiary

     We must receive proof of the Owner's (or Annuitant's) death before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

     Guaranteed Death Benefit

     On the Contract Date the Guaranteed Death Benefit is equal to the premium paid. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as shown in the Schedule. A Change of Owner will affect the Guaranteed Death Benefit, as shown in the Schedule.

GA-IA-1008-04/95                        12

                             CHOOSING AN INCOME PLAN
- -----------------------------------------------------------------------------

ANNUITY BENEFITS

     If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner. We will make these payments under the Annuity Option (or Options) as chosen in the application or as subsequently selected. You may choose or change an Annuity Option by making a written request at least 30 days prior to the Annuity Commencement Date. Unless you have chosen otherwise, Option 2 on a 10 year period certain basis will become effective. The amount of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (See Payments We May Defer). Before we pay any Annuity Benefits, we require the return of this Contract. If this Contract has been lost, we require the applicable lost Contract form.

ANNUITY COMMENCEMENT DATE SELECTION

     You select the Annuity Commencement Date. You may select any date following the third Contract Anniversary but before the required date of Annuity Commencement as shown in the Schedule. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

     You choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually, or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

     While this Contract is in effect and before the Annuity Commencement Date, you may choose one or more Annuity Options for the payment of death benefit proceeds. If, at the time of the Owner's death, no Option has been chosen for paying death benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

     Our approval is needed for any Option where:

          (1) the person named to receive payment is other than the Owner or Beneficiary; or

          (2)  the person named is not a natural person, such as a corporation;
               or

          (3) any income payment would be less than the minimum annuity income payment shown in the Schedule.

THE ANNUITY OPTIONS

     There are four Options to choose from. They are:

     Option 1. Income for a Fixed Period

     Payment is made in equal installments for a fixed number of years. We guarantee each monthly payment will be at least the Income For Fixed Period amount shown in the Schedule. Values for annual, semiannual or quarterly payments are available on request.

     Option 2. Income for Life

     Payment is made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death.

     We guarantee each payment will be at least the amount shown in the Schedule. By age, we mean the named person's age on his or her last birthday before the Option's effective date. Amounts for ages not shown are available on request.

GA-IA-1008-04/95                     13

- -----------------------------------------------------------------------------

     Option 3. Joint Life Income

     This Option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of this Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. The monthly payment amounts are available upon request. Such amounts are guaranteed and will be calculated on the same basis as the Table for Income for Life, however, the amounts will be based on two lives.

     Option 4. Annuity Plan

     An amount can be used to buy any single premium annuity we offer on the Option's effective date.

PAYMENT WHEN NAMED PERSON DIES

     When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:

          (1) For Option 1 or for any remaining guaranteed payments in Option 2, payments will be continued. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is 3.00% for Option 1 and 3.50% for Option 2. We will however, base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2 if such payments were not based on the Tables in this Contract.

          (2) For Option 3, no amounts are payable after both named persons have died.

          (3) For Option 4, the annuity agreement will state the amount due, if any.

GA-IA-1008-04/95                     14

                          OTHER IMPORTANT INFORMATION
- -----------------------------------------------------------------------------

SENDING NOTICE TO US

     Whenever written notice is required, send it to our Customer Service Center. The address of our Customer Service Center is shown on the cover page. Please include your Contract number in all correspondence.

REPORTS TO OWNER

     We will send you a report within 31 days of each calendar quarter. The report will show the Accumulation Value and the Cash Surrender Value as of the end of the Contract Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which this Contract is delivered.

     We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Separate Accounts invest, as well as any other reports, notices or documents required by law to be furnished to Contractowners.

ASSIGNMENT - USING THIS CONTRACT AS COLLATERAL SECURITY

     You can assign this Contract as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's rights are subject to the terms of the assignment. To make or release an assignment, we must receive written notice satisfactory to us, at our Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THIS CONTRACT

     This Contract or any additional Benefit Riders may be changed to another Annuity Plan according to our rules at the time of the change.

CONTRACT CHANGES - APPLICABLE TAX LAW

     We reserve the right to make changes in this Contract or its Riders to the extent we deem it necessary to continue to qualify this Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

     If an age or sex has been misstated, the amounts payable or benefits provided by this Contract shall be those that the premium payment made would have bought at the correct age or sex.

NON-PARTICIPATING

     This Contract does not participate in the divisible surplus of Golden American Life Insurance Company.

GA-IA-1008-04/95                      15

- -----------------------------------------------------------------------------

PAYMENTS WE MAY DEFER

     We may not be able to determine the value of the assets of the Separate Account Divisions because:

          (1)  The NYSE is closed for trading;

          (2)  the SEC determines that a state of emergency exists; or

          (3) an order or pronouncement of the SEC permits a delay for the protection of Contractowners.

          (4) the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     During such times, as to amounts allocated to the Divisions of the Separate Account, we may delay:

          (1)  determination and payment of the Cash Surrender Value;

          (2) determination and payment of any death benefit if death occurs before the Annuity Commencement Date;

          (3)  allocation changes of the Accumulation Value; or,

          (4)  application of the Accumulation Value under an income plan.

     As to amounts allocated to a General Account Division, we may, at any time, defer payment of the Cash Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 3.00% a year on any Cash Surrender Value payment derived from the General Account Divisions that we defer 30 days or more.

AUTHORITY TO MAKE AGREEMENTS

     All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, can:

          (1)  change any of this Contract's terms;

          (2)  extend the time for premium payments; or

          (3)  make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

     We have filed a detailed statement of our computations with the insurance supervisory official in the jurisdiction where this Contract is delivered. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.

GA-IA-1008-04/95                          16

               GOLDEN
       [LOGO]  AMERICAN                               Section 72 Rider
               LIFE INSURANCE
               COMPANY
   A Subsidiary of [LOGO] Bankers Trust Company

Golden American is a stock company domiciled in Wilmington, Delaware
- -----------------------------------------------------------------------------

Required Distribution of Proceeds on Death of Owner

     This Rider is required to qualify the Contract to which it is attached as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"). Where the terms of this Rider are in conflict with the terms of the Contract, the Rider will control. Golden American Life Insurance Company reserves the right to amend or administer the Contract and Rider as necessary to comply with applicable tax requirements. This Rider and the Contract should be construed so that they comply with applicable tax requirements.

Death of Owner On Or After Annuity Commencement Date

     IF ANY OWNER DIES ON OR AFTER the Annuity Commencement Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion will be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

Death of Owner Prior to Annuity Commencement Date

          IF ANY OWNER DIES PRIOR TO the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years of the Owner's death.

          However, this distribution requirement will be considered satisfied as to any portion of the Owner's interest in the Contract which is payable to or for the benefit of a Designated Beneficiary and which will be distributed over the life of such Designated Beneficiary or over a period not extending beyond the life expectancy of that Designated Beneficiary, provided such distributions begin within one year of the Owner's death. If the Designated Beneficiary is the surviving spouse of the decedent, the Contract may be continued in the name of the spouse as Owner and these distribution rules are applied by treating the spouse as the Owner. However, on the death of the surviving spouse, this provision regarding spouses may not be used again.

          If any Owner is not an individual, the death or change (where permitted) of the Annuitant will be treated as the death of an Owner.

          The Designated Beneficiary is the person entitled to ownership rights under the Contract. Thus, where no death benefit has become payable, the Designated Beneficiary, for the purposes of applying this Rider, will be the Owner(s). Where a death benefit has become payable, the Designated Beneficiary, for the purposes of applying this Rider, is the person(s) entitled to the death benefit, generally the Beneficiary or surviving Owners, as appropriate. Upon the death of any Owner, the Designated Beneficiary will become the Owner and, if an individual, will become the Annuitant.

                    *                 *                *

     An Owner may notify Golden American as to the manner of payment under this Rider. If such Owner has not so notified Golden American prior to his or her death, the Designated Beneficiary under the Contract may so notify Golden American.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

          President /s/Tery T. Kendall             Secretary

GA-RA-1001-12/94

               GOLDEN
       [LOGO]  AMERICAN                         Waiver of Surrender Charge Rider
               LIFE INSURANCE
               COMPANY
   A Subsidiary of [LOGO] Bankers Trust Company

Golden American is a stock company domiciled in Wilmington, Delaware
- -----------------------------------------------------------------------------


          Golden American Life Insurance Company ("we" or "us") will waive any Surrender Charge incurred due to a surrender or Excess Partial Withdrawal under the Contract in the event the Owner ("you") is subject to Qualified Extended Medical Care or suffers from a Qualifying Terminal Illness subject to the terms and conditions stated below:

Extended Medical Care

          To qualify for this waiver, you must first begin receiving Qualified Extended Medical Care on or after the first Contract Anniversary for at least 45 days during any continuous sixty-day period, and your request for the surrender or withdrawal, together with proof of such Qualified Extended Medical Care, must be received at our Customer Service Center during the term of such care or within ninety days after the last day upon which your received such care.

          "Qualified Extended Medical Care" means confinement in a Qualified Licensed Hospital or Nursing Care Facility prescribed by a Qualifying Medical Professional.

          "Qualifying Licensed Hospital or Nursing Care Facility" means a state-licensed hospital or state-licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis; and daily medical records are kept on each patient. This does not include a facility whose purpose is to provide accommodations, board or personal care services to individuals who do not need medical or nursing care; nor a place mainly for rest.

          "Qualifying Medical Professional" means a legally-qualified practitioner of the healing arts who is acting within the scope of hls or her license; is not a resident of your household or that of the Annuitant; and is not related to you or the Annuitant by blood or marriage.

Terminal Illness

          To qualify for this waiver, you must be first diagnosed by a Qualifying Medical Professional, on or after the first Contract Anniversary, as having a Qualifying Terminal Illness. Written proof of terminal illness, satisfactory to us, must be received at our Customer Service Center. We reserve the right to require an examination by a physician of our choice.

          "Qualifying Terminal Illness" means an illness or accident, the result of which results in a life expectancy of twelve months or less, as measured from the date of diagnosis.

Claims

          Evidence, satisfactory to us, must be submitted to qualify for waiver of Surrender Charge pursuant to this Rider. This evidence will be in writing and, where applicable, be attested to by a Qualified Medical Professional.

          This Rider is attached to and becomes part of the Contract to which it is attached. The provisions of this Rider shall supersede the provisions of the Contract where applicable.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY

          President /s/Tery T. Kendall             Secretary


GA-RA-1004-12/94

DEFERRED VARIABLE ANNUITY CONTRACT - NO DIVIDENDS

     Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

GA-IA-1008-04/95